Babson Capital Participation Investors
Report for the Three Months Ended March 31, 2015

Adviser	Transfer Agent & Registrar
Babson Capital Management LLC 1500 Main Street, P.O. Box 15189 Springfield, Massachusetts 01115-5189	DST Systems, Inc. P.O. Box 219086 Kansas City, Missouri 64121-9086 1-800-647-7374

Independent Registered Public Accounting Firm KPMG LLP Boston, Massachusetts 02110	Internet Website www.babsoncapital.com/mpv

Counsel to the Trust	Babson Capital Participation Investors
Ropes & Gray LLP	c/o Babson Capital Management LLC
Boston, Massachusetts 02110	1500 Main Street, Suite 2200
Springfield, Massachusetts 01115
Custodian	(413) 226-1516
State Street Bank and Trust Company
Boston, Massachusetts 02116

Investment Objective and Policy
Babson Capital Participation Investors (the “Trust”) is a closed- end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol “MPV”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed- End Fund Listings.

The Trust’s investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust’s principal investments are privately placed, below-investment grade (as defined below), long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. These investments may include equity features such as warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high yield securities), and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below- investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal. The Trust is prohibited from purchasing below-investment grade securities if, after giving effect to the purchase, more than 75% of the Trusts’ total assets would be invested in below-investment grade securities, which are securities that are rated, at the time of purchase, BB or B by S&P or Ba or B by Moody’s, or, if unrated, are believed by Babson Capital Management LLC (“Babson Capital”) to be of an equivalent quality. In addition, the Trust will not invest in any debt security that is rated, at the time of acquisition, below B by S&P or Moody’s,  or if unrated, is believed by Babson Capital to be of an equivalent quality. In addition, the Trust may invest in high quality, readily marketable securities.

Babson Capital manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

Form N-Q
The Trust files its complete  schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. This information  is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital.  A description of Babson Capital’s proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website: http://www.babsoncapital.com/mpv; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust  voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website: http://www.babsoncapital.com/mpv; and (2) on the SEC’s website at http://www.sec.gov.

Babson Capital Participation Investors

TO OUR SHAREHOLDERS

April 30, 2015

We are pleased to present the March 31, 2015 Quarterly Report of Babson Capital Participation Investors (the “Trust”).

The Board of Trustees declared a quarterly dividend of $0.27 per share, payable on May 15, 2015 to shareholders of record on May 1, 2015. The Trust paid a $0.27 per share dividend for the preceding quarter. The Trust earned $0.24 per share of net investment income, including $0.03 per share of non-recurring income, for the first quarter of 2015, compared to $0.26 per share, including $0.03 per share of non-recurring income, in the previous quarter.

During the first quarter, the net assets of the Trust increased to $143,704,328 or $13.93 per share compared to $137,568,919 or $13.35 per share on December 31, 2014.  This translates into a 4.3% total return for the quarter, based on the change in the Trust’s net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 15.2%, 14.3%, 14.4%, 12.1% and 12.4% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.

The Trust’s share price decreased 8.3% during the quarter, from $13.23 per share as of December 31, 2014 to $12.13 per share as of March 31, 2015. The Trust’s market price of $12.13 per share equates to a 12.9% discount to the March 31, 2015 net asset value per share of $13.93. The Trust’s average quarter-end premium for the 3, 5 and 10-year periods was 7.2%, 11.6% and 8.9%, respectively.  U.S. equity markets, as approximated by the Russell 2000 Index, increased 4.3% for the quarter. U.S. fixed income markets, as approximated  by the Barclays Capital U.S. Corporate High Yield Index, increased 2.5% for the quarter.

The Trust closed five new private placement investments during the first quarter. The five new investments were in AFC - Dell Holding Corporation, Animal Supply Company, Compass Chemical International LLC, Tristar Global Energy Solutions, Inc. and York Wall Holding Company. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $7,746,000.

It was an active first quarter for the Trust in terms of new investments. Middle market merger and acquisition activity, a key driver of deal flow for the Trust, was steady during the quarter.  We expect deal flow to remain steady for the rest of the year, assuming no significant external shocks to the market, so we are optimistic about the level of new investment activity for the Trust through year end. The dark cloud on the horizon though, continues to be the high purchase prices and leverage levels that are common in buyout transactions today. Average purchase price multiples for small companies continue to be at their highest levels in the past 15 years. Leverage multiples are also elevated and are near their highs of the past 15 years as well. Though we are actively making new investments on behalf of the Trust in this market, we do so cautiously and with discipline, consistent with our longstanding investment philosophy of seeking to take prudent levels of risk and getting paid appropriately for the risk taken. We are not willing to provide financial leverage at levels that we believe are imprudent.  This approach has served us well over the long term and through all kinds of market cycles.

The condition of the Trust’s existing portfolio remained solid through the first quarter. We had significantly more credit upgrades then downgrades during the quarter. The number of companies on our watch list and in default continues to be at or near the lowest level we have seen over the last five years. We successfully exited five investments and benefited from dividends associated with the recapitalization of one company during the quarter. We realized significant gains from these transactions. We continue to have a backlog of portfolio companies that are in the process of being sold, with a number of these expected to close this year. We had five portfolio companies fully or partially prepay their debt instruments held by the Trust during the quarter. This lower level of prepayment activity is welcome after the unprecedented levels of prepayments we experienced in 2013 and early 2014.

(Continued)

The Trust was able to maintain its $0.27 per share quarterly dividend for the first quarter even though net investment income per share, excluding non-recurring income, was once again below the dividend rate.  Net investment income per share from recurring sources has been below the dividend rate for every quarter since the second quarter of 2012.  As we have discussed in prior reports, net investment income is down due principally to the considerable reduction in the number of private debt securities in the portfolio resulting from the high level of exit and prepayment activity that has occurred in recent quarters. We have been able to maintain the $0.27 per share quarterly dividend with current income, non-recurring income and earnings carried forward from prior quarters. Over time, however, the Trust’s dividend-paying ability tends to be correlated with its recurring earnings capacity. Absent non-recurring income, earnings available for the quarterly dividend would have been $0.21 per share for the first quarter. This quarter, the Trust earned an additional $0.03 per share of non-recurring income, and utilized $0.03 per share of earnings carry-forwards to maintain the $0.27 per share quarterly dividend. The Trust continues to have available earnings carry-forwards which should be available to supplement recurring income for the next few quarters. Unless market conditions change dramatically though, it is still unlikely that we will be able to rebuild the portfolio back to its former size in the near term and grow net investment income. As a result, it is likely that in 2015 we will have to reduce the dividend from the current $0.27 per share quarterly rate. As we move through 2015, we and the Board of Trustees will continue to evaluate the current and future earnings capacity of the Trust and formulate a dividend strategy that is consistent with that earnings level.

Thank you for your continued interest in and support of Babson Capital Participation Investors.

Sincerely,

Michael L. Klofas
President

* Based on market value of total investments (including cash)
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment  advice or an indication of the Trust’s trading intent.  References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Babson Capital Participation Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2015
(Unaudited)

Assets:
Investments
(See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
(Cost - $87,663,033)	$88,118,442
Corporate restricted securities at market value
(Cost - $22,511,664)	22,776,416
Corporate public securities at market value
(Cost - $39,448,753)	40,309,311
Short-term securities at amortized cost	1,999,839
Total investments (Cost - $151,623,289)	153,204,008
Cash	5,850,169
Interest receivable	1,747,830
Other assets	25,840
Total assets	160,827,847

Liabilities:
Note payable	15,000,000
Payable for investments purchased	708,000
Deferred tax liability	584,505
Investment advisory fee payable	323,335
Tax payable	306,507
Interest payable	27,267
Accrued expenses	173,905
Total liabilities	17,123,519
Total net assets	$143,704,328

Net Assets:
Common shares, par value $.01 per share	$103,148
Additional paid-in capital	97,901,079
Retained net realized gain on investments, prior years	40,289,888
Undistributed net investment income	3,461,531
Accumulated net realized gain on investments	952,468
Net unrealized appreciation of investments	996,214
Total net assets	$143,704,328
Common shares issued and outstanding (14,787,750 authorized)	10,314,898
Net asset value per share	$13.93

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS
For the three months ended March 31, 2015 (Unaudited)

Investment Income:
Interest	$3,243,338
Dividends	61,779
Other	3,463
Total investment income	3,308,580

Expenses:
Investment advisory fees	323,335
Interest	153,375
Professional fees	58,216
Trustees’ fees and expenses	24,000
Reports to shareholders	18,000
Custodian fees	8,064
Other	18,838
Total expenses	603,828
Investment income - net	2,704,752

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	1,623,253
Income tax expense	(17,841)
Net realized gain on investments after taxes	1,605,412
Net change in unrealized appreciation of investments before taxes	1,814,902
Net change in deferred income tax expense	(174,886)
Net change in unrealized appreciation of investments after taxes	1,640,016
Net gain on investments	3,245,428
Net increase in net assets resulting from operations	$5,950,180

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED STATEMENT OF CASH FLOWS
For the three months ended March 31, 2015
(Unaudited)

Net decrease in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$4,501,672
Purchases of portfolio securities	(13,894,634)
Proceeds from disposition of portfolio securities	10,426,819
Interest, dividends and other income received	2,764,108
Interest expense paid	(153,375)
Operating expenses paid	(497,837)
Income taxes paid	(1,159,619)
Net cash provided by operating activities	1,987,134

Cash flows from financing activities:
Cash dividends paid from net investment income	(2,781,293)
Receipts for shares issued on reinvestment of dividends	185,229
Net cash used for financing activities	(2,596,064)

Net decrease in cash	(608,930)
Cash - beginning of year	6,459,099
Cash - end of period	$5,850,169

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$5,950,180
Increase in investments	(3,380,455)
Increase in interest receivable	(268,318)
Increase in other assets	(7,997)
Increase in payable for investments purchased	708,000
Increase in deferred tax liability	174,886
Increase in investment advisory fee payable	13,805
Decrease in tax payable	(1,141,778)
Decrease in accrued expenses	(61,189)
Total adjustments to net assets from operations	(3,963,046)
Net cash provided by operating activities	$1,987,134

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the three
	months ended	For the
	03/31/2015	year ended
	(Unaudited)	12/31/2014
Increase in net assets:

Operations:
Investment income - net	$2,704,752	$10,671,491
Net realized gain on investments after taxes	1,605,412	5,032,760
Net change in unrealized appreciation of investments after taxes	1,640,016	800,181
Net increase in net assets resulting from operations	5,950,180	16,504,432

Increase from common shares issued on reinvestment of dividends
Common shares issued (2015 - 13,813; 2014 - 56,918)	185,229	751,903

Dividends to shareholders from:
Net investment income (2015 - $0.00 per share; 2014 - $0.96 per share)	—	(9,866,694)
Net realized gains (2015 - $0.00 per share; 2014 - $0.12 per share)	—	(1,236,130)
Total increase in net assets	6,135,409	6,153,511

Net assets, beginning of year	137,568,919	131,415,408

Net assets, end of period/year (including undistributed net investment
income of $3,461,531 and $756,779, respectively)	$143,704,328	$137,568,919

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the three months
	ended 03/31/2015		For the years ended December 31,
	(Unaudited)		2014		2013		2012	2011
Net asset value:
Beginning of year	$13.35		$12.83		$12.56		$11.90	$11.89
Net investment income (a)	0.26		1.04		1.00		1.08	1.14
Net realized and unrealized
gain (loss) on investments	0.31		0.57		0.35		0.64	0.08
Total from investment operations	0.57		1.61		1.35		1.72	1.22
Dividends from net investment
income to common shareholders	—		(0.96)		(1.08)		(1.04)	(1.23)
Dividends from realized gain
on investments to common shareholders	—		(0.12)		—		(0.04)	(0.00	)(b)
Increase from dividends reinvested	0.01		(0.01)		(0.00	)(b)	0.02	0.02
Total dividends	0.01		(1.09)		(1.08)		(1.06)	(1.21)
Net asset value: End of period/year	$13.93		$13.35		$12.83		$12.56	$11.90
Per share market value:
End of period/year	$12.13		$13.23		$12.88		$13.91	$15.85
Total investment return
Net asset value (c)	4.34%		13.61%		10.97%		15.89%	10.56%
Market value (c)	(8.31)%		12.54%		0.47%		(4.54%)	24.16%
Net assets (in millions):
End of period/year	$143.70		$137.57		$131.42		$127.87	$120.32
Ratio of total expenses
to average net assets	1.79	%(e)	2.84	%(e)	2.15%		2.83%	2.18%
Ratio of operating expenses
to average net assets	1.30	%(e)	1.49	%(e)	1.51%		1.51%	1.42%
Ratio of interest expense
to average net assets	0.44	%(e)	0.45	%(e)	0.47%		0.49%	0.56%
Ratio of income tax expense
to average net assets (d)	0.05	%(e)	0.90	%(e)	0.17%		0.83%	0.20%
Ratio of net investment income
to average net assets	7.82	%(e)	7.82	%(e)	7.77%		8.82%	9.33%
Portfolio turnover	7%		32%		30%		34%	21%

(a)	Calculated using average shares.
(b)	Rounds to less than $0.01 per share.
(c)
Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(d)
As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to shareholders.

(e)	Annualized

Senior borrowings:

Total principal amount (in millions)	$15	$15	$15	$15	$15
Asset coverage per $1,000 of indebtedness	$10,536	$10,347	$9,761	$9,525	$9,021

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2015
(Unaudited)

Corporate Restricted Securities - 77.17%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 61.32%
1492 Acquisition LLC
A leading producer of premium Italian cured meats and deli meats in the U.S.
14% Senior Subordinated Note due 10/17/2019	$680,877	10/17/12	$670,806	$671,900
Limited Liability Company Unit Class A Common (B)	11,364 uts.	10/17/12	11,364	—
Limited Liability Company Unit Class A Preferred (B)	102 uts.	10/17/12	102,270	83,636
			784,440	755,536
A S C Group, Inc.
A designer and manufacturer of high reliability encryption equipment, communications products, computing systems and electronic components primarily for the military and aerospace sectors.
14% Senior Subordinated Note due 12/21/2020	$1,049,256	12/20/13	1,031,204	1,059,749
Limited Liability Company Unit Class A (B)	3,094 uts.	*	153,704	310,149
Limited Liability Company Unit Class B (B)	1,479 uts.	10/09/09	52,999	148,258
* 10/09/09 and 12/20/13.			1,237,907	1,518,156

A W X Holdings Corporation
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 05/15/2015 (D)	$420,000	05/15/08	413,944	210,000
13% Senior Subordinated Note due 05/15/2015 (D)	$420,000	05/15/08	384,627	—
Common Stock (B)	60,000 shs.	05/15/08	60,000	—
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	21,099 shs.	05/15/08	35,654	—
			894,225	210,000
ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$181,818	08/01/12	167,780	183,636
Preferred Stock Series A (B)	125,000 shs.	08/01/12	125,000	267,789
Warrant, exercisable until 2022, to purchase
common stock at $.02 per share (B)	22,414 shs.	08/01/12	42,446	45,820
			335,226	497,245
ACP Cascade Holdings LLC
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
Limited Liability Company Unit Class B (B)	32 uts.	11/09/12	—	—

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
14% Senior Subordinated Note due 12/07/2018	$1,134,615	12/07/12	1,122,532	1,145,961
Limited Liability Company Unit (B)	1,431 uts.	*	143,077	200,983
* 12/07/12 and 07/11/13.			1,265,609	1,346,944

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Advanced Technologies Holdings
A provider of factory maintenance services to industrial companies.
Preferred Stock Series A (B)	332 shs.	12/27/07	$164,016	$504,839
Convertible Preferred Stock Series B (B)	28 shs.	01/04/11	21,600	42,327
			185,616	547,166
AFC - Dell Holding Corporation
A distributor and provider of inventory management services for “C-Parts” used by OEMs in their manufacturing and production facilities.
12.5% Senior Subordinated Note due 09/27/2020	$1,181,250	03/27/15	1,157,666	1,180,785
Preferred Stock (B)	1,122 shs.	03/27/15	112,154	106,546
Common Stock (B)	346 shs.	03/27/15	346	329
			1,270,166	1,287,660
Airxcel Holdings
A leading manufacturer of a broad range of climate control solutions, including air-conditioners, heat pumps, cooking appliances, furnaces, powered vents, and water heaters.
12.5% Senior Subordinated Note due 11/18/2020	$1,444,973	11/18/14	1,417,444	1,467,174
Limited Liability Company Unit	288 uts.	11/18/14	288,000	288,414
			1,705,444	1,755,588
American Hospice Management Holding LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 03/31/2020 (D)	$1,237,502	*	1,237,364	1,237,502
Preferred Class A Unit (B)	1,706 uts.	**	170,600	—
Preferred Class B Unit (B)	808 uts.	06/09/08	80,789	82,044
Common Class B Unit (B)	16,100 uts.	01/22/04	1	—
Common Class D Unit (B)	3,690 uts.	09/12/06	—	—
* 01/22/04 and 06/09/08.			1,488,754	1,319,546
** 01/22/04 and 09/16/06.

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)	114 uts.	10/04/12	113,636	344,334

Animal Supply Company
A distributor of pet products to independent pet stores, veterinary clients and other pet specialty retailers.
9.5% Senior Subordinated Note due 09/05/2019	$1,725,000	03/30/15	1,699,156	1,698,894

Arch Global Precision LLC
A leading manufacturer of high tolerance precision components and consumable tools.
Limited Liability Company Unit Class B (B)	20 uts.	12/21/11	28,418	96,609
Limited Liability Company Unit Class C (B)	230 uts.	12/21/11	221,582	962,404
			250,000	1,059,013

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
11.5% Senior Subordinated Note due 02/01/2020	$1,698,197	*	$1,673,777	$1,718,850
Limited Partnership Interest	524 uts.	08/01/14	523,950	505,751
* 05/21/13 and 08/01/14.			2,197,727	2,224,601

Arrow Tru-Line Holdings, Inc.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
Preferred Stock (B)	27 shs.	10/16/09	26,825	105,183
Common Stock (B)	213 shs.	05/18/05	212,588	64,387
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	56 shs.	05/18/05	47,929	16,880
			287,342	186,450
Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing (“NDT”) systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% Senior Subordinated Note due 07/31/2021	$505,280	07/31/14	496,232	437,022
Limited Liability Company Unit	36,964 uts.	07/31/14	369,643	335,394
			865,875	772,416
Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 09/30/2018	$278,014	10/12/12	274,359	278,014
13% Senior Subordinated Note due 09/30/2019	$325,673	10/12/12	307,992	332,187
Common Stock (B)	51,064 shs.	10/12/12	51,064	130,718
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	51,751
			653,631	792,670
BP SCI LLC
A leading value-added distributor of branded pipes, valves, and fittings (PVF) to diversified end markets.
Limited Liability Company Unit Class A (B)	417 uts.	10/17/12	41,667	264,417
Limited Liability Company Unit Class B (B)	167 uts.	10/17/12	166,666	217,112
			208,333	481,529

Bravo Sports Holding Corporation
A designer and marketer of niche branded consumer products including canopies, trampolines, in-line skates, skateboards, and urethane wheels.
12.5% Senior Subordinated Note due 06/30/2015	$1,207,902	06/30/06	1,205,503	1,207,902
Preferred Stock Class A (B)	465 shs.	06/30/06	141,946	—
Common Stock (B)	1 sh.	06/30/06	152	—
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	164 shs.	06/30/06	48,760	—
			1,396,361	1,207,902

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CG Holdings Manufacturing Company
A coating provider serving the automotive, agricultural, heavy truck and other end markets.
13% Senior Subordinated Note due 11/01/2019	$1,412,605	*	$1,344,932	$1,446,895
Preferred Stock (B)	1,350 shs.	*	134,972	148,279
Preferred Stock (B)	489 shs.	*	48,721	53,743
Common Stock (B)	140 shs.	*	14,864	49,629
Warrant, exercisable until 2023, to purchase
common stock at $.01 per share (B)	58 shs.	*	5,430	20,614
* 05/09/13 and 11/01/13.			1,548,919	1,719,160

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and “at risk” youth through alternative education programs.
13.5% Senior Subordinated Note due 01/19/2018	$759,373	01/19/11	736,969	759,373
14% Senior Subordinated Note due 08/03/2019	$197,855	08/03/12	195,122	199,834
Common Stock (B)	375 shs.	01/19/11	37,500	53,958
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	295 shs.	01/19/11	29,250	42,414
			998,841	1,055,579
Church Services Holding Company
A provider of diversified residential services to homeowners in the Houston, Dallas, and Austin markets.
14.5% Senior Subordinated Note due 03/26/2018	$424,765	03/26/12	416,456	424,765
10% Senior Subordinated Note due 09/12/2015	$6,330	09/15/14	6,330	6,341
Common Stock (B)	1,327 shs.	*	132,700	114,137
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	57 shs.	03/26/12	5,740	4,903
* 03/26/12, 05/25/12 and 06/19/12.			561,226	550,146

Clarion Brands Holding Corp.
A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.

12.5% Senior Subordinated Note due 09/31/2021	$1,579,965	10/01/14	1,550,043	1,597,245
Common Stock (B)	1,568 shs.	10/01/14	156,818	101,933
			1,706,861	1,699,178
Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	147 shs.	12/02/08	146,594	386,035

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Compass Chemical International LLC
A manufacturer and supplier of standard and specialty formulated chemicals, primarily phosphoric acid derivatives called phosphonates.
13% Senior Subordinated Note due 10/04/2020	$1,497,159	03/04/15	$1,467,337	$1,505,930
Limited Liability Company Unit (B)	230 uts.	03/04/15	230,000	218,500
			1,697,337	1,724,430
Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
Limited Liability Company Unit Class A (B)	82,613 uts.	01/12/07	82,613	75,779
Limited Liability Company Unit Class C (B)	59,756 uts.	01/12/07	59,756	58,740
Limited Liability Company Unit Class D (B)	671,525 uts.	05/03/10	—	764,819
Limited Liability Company Unit Class E (B)	1,102 uts.	05/03/10	—	—
			142,369	899,338
Crane Rental Corporation
A crane rental company since 1960, headquartered in Florida.
13% Senior Subordinated Note due 11/30/2015	$695,250	08/21/08	685,923	695,250
Common Stock (B)	135,000 shs.	08/21/08	135,000	131,042
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	72,037 shs.	08/21/08	103,143	69,925
			924,066	896,217
CTM Holding, Inc.
A leading owner and operator of coin-operated children’s rides, penny presses and candy kiosks in the U.S.
15% Senior Subordinated Note due 11/22/2019	$1,230,793	11/22/13	1,210,799	1,255,409
Common Stock (B)	31,044 shs.	11/22/13	443,182	351,092
			1,653,981	1,606,501
Custom Engineered Wheels, Inc.
A manufacturer of custom engineered, non-pneumatic plastic wheels and plastic tread cap tires used primarily for lawn and garden products and wheelchairs.
Preferred Stock PIK (B)	156 shs.	10/26/09	156,468	180,421
Preferred Stock Series A (B)	114 shs.	10/27/09	104,374	131,819
Common Stock (B)	38 shs.	10/26/09	38,244	—
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	28 shs.	10/27/09	25,735	—
			324,821	312,240
DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% Senior Subordinated Note due 05/04/2019	$1,355,790	05/04/12	1,337,839	1,369,348
Preferred Stock (B)	25 shs.	05/04/12	252,434	299,750
Common Stock (B)	25 shs.	05/04/12	28,048	141,682
			1,618,321	1,810,780

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Dunn Paper
A provider of specialty paper for niche product applications.
11.25% Senior Subordinated Note due 06/30/2020	$1,463,636	12/30/14	$1,435,350	$1,476,340
Preferred Stock (B)	261 shs.	12/30/14	261,364	248,292
			1,696,714	1,724,632
E S P Holdco, Inc.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
Common Stock (B)	349 shs.	01/08/08	174,701	348,365

Eatem Holding Company
A developer and manufacturer of savory flavor systems for soups, sauces, gravies, and other products produced by food manufacturers for retail and foodservice end products.
Common Stock (B)	50 shs.	02/01/10	50,000	92,355
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	119 shs.	02/01/10	107,100	220,211
			157,100	312,566
ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.75% Senior Subordinated Note due 11/21/2020	$1,297,229	11/19/14	1,268,999	1,315,413
Limited Liability Company Unit (B)	230 uts.	11/19/14	71,875	63,514
			1,340,874	1,378,927
EPM Holding Company
A provider of non-discretionary regulatory driven engineering services that support mission critical safety and operational aspects of nuclear power plants.
14.5% Senior Subordinated Note due 07/26/2019	$441,985	07/26/13	434,941	450,824
Common Stock (B)	1,535 shs.	07/26/13	153,474	237,819
			588,415	688,643
ERG Holding Company LLC
A provider of inpatient and outpatient clinical trial services to pharmaceutical companies and contract research organizations.
13.5% Senior Subordinated Note due 10/04/2019	$944,278	04/04/14	928,071	945,855
Common Stock (B)	31 shs.	04/04/14	77,533	77,525
			1,005,604	1,023,380
F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	171 uts.	09/27/10	58,345	68,601
Limited Liability Company Unit (B)	171 uts.	09/27/10	17,073	146,331
			75,418	214,932

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit (B)	80,559 uts.	04/15/14	$—	$80,559
Limited Liability Company Unit Class B-1 (B)	65,789 uts.	12/15/10	65,789	117,250
Limited Liability Company Unit Class B-2 (B)	8,248 uts.	12/15/10	8,248	14,700
Limited Liability Company Unit Class B-3 (B)	6,522 uts.	08/30/12	15,000	13,234
Limited Liability Company Unit Class C (B)	1,575 uts.	12/20/10	16,009	24,288
			105,046	250,031
G C Holdings
A leading manufacturer of gaming tickets, industrial recording charts, security-enabled point-of sale receipts, and medical charts and supplies.
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	198 shs.	10/19/10	46,958	134,128

GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	30,638
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	87,765
			76,687	118,403
GenNx Novel Holding, Inc.
A manufacturer and distributor of nutraceutical ingredients.
13% Senior Subordinated Note due 03/27/2020	$1,582,025	03/27/14	1,554,416	1,582,024
Common Stock (B)	15,500 shs.	03/27/14	155,000	110,834
			1,709,416	1,692,858
gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
14% Senior Subordinated Note due 03/27/2019	$1,178,161	03/27/13	1,161,098	1,178,161
Common Stock (B)	1,181 shs.	03/27/13	118,110	172,884
			1,279,208	1,351,045
Golden County Foods Holding, Inc.
A manufacturer of frozen appetizers and snacks.
14% Senior Subordinated Note due 11/13/2019 (D)	$38,950	11/13/13	231,183	—
Preferred Stock (B)	151,643 shs.	11/13/13	77,643	—
Preferred Stock Series F (B)	155,800 shs.	11/13/13	924,731	—
			1,233,557	—

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Grakon Parent
The leading designer and manufacturer of highly-engineered and customized LED and incandescent lighting systems for transportation-based markets.
12% Senior Subordinated Note due 04/30/2021	$1,550,169	10/31/14	$1,520,514	$1,568,855
Common Stock (B)	175 shs.	10/31/14	174,831	179,002
			1,695,345	1,747,857
GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 02/05/2020	$727,865	02/05/14	683,399	733,985
Common Stock (B)	846 shs.	02/05/14	84,636	83,538
Warrant, exercisable until 2024, to purchase
common stock at $.01 per share (B)	397 shs.	02/05/14	36,816	39,202
			804,851	856,725
Handi Quilter Holding Company
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% Senior Subordinated Note due 06/19/2021	$1,437,500	12/19/14	1,409,581	1,451,307
Limited Liability Company (B)	288 uts.	12/19/14	287,500	288,256
Limited Liability Company (B)	2,875 uts.	12/19/14	—	12,649
			1,697,081	1,752,212
Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% Senior Subordinated Note due 08/14/2019	$1,089,948	02/14/14	1,071,330	1,111,747
Common Stock (B)	821 shs.	02/14/14	822	159,342
Preferred Stock Series A (B)	2,547 shs.	02/14/14	254,734	277,795
			1,326,886	1,548,884
Healthcare Direct Holding Company
A direct-to-customer marketer of discount dental plans.
Common Stock (B)	517 shs.	03/09/12	51,724	75,360

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% Senior Subordinated Note due 01/17/2020	$1,560,524	01/17/14	1,534,271	1,573,524
Limited Liability Company Unit (B)	102 uts.	01/17/14	101,563	69,599
			1,635,834	1,643,123
Hi-Rel Group LLC
A manufacturer and distributor of precision metal piece parts for the microelectronic packaging industry, serving the aerospace/ defense, telecommunications, and medical end markets.
12% Senior Subordinated Note due 03/15/2018	$703,125	04/15/13	671,312	709,912
Limited Liability Company Unit (B)	234 uts.	04/15/13	234,375	179,237
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	37,177 shs.	04/15/13	32,344	27,008
			938,031	916,157

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)	47 uts.	10/14/11	$—	$—
Limited Liability Company Unit Class G (B)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B)	47 uts.	10/14/11	—	—
			—	—
Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 08/19/2016	$1,098,837	08/19/08	1,076,215	1,098,837
Common Stock (B)	251 shs.	08/19/08	251,163	80,488
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	65 shs.	08/19/08	60,233	20,805
			1,387,611	1,200,130
HVAC Holdings, Inc.
A provider of integrated energy efficiency services and maintenance programs for HVAC systems.
12.5% Senior Subordinated Note due 09/27/2019	$1,190,423	09/27/12	1,172,944	1,202,327
Limited Liability Company Unit Class A Common (B)	910 uts.	09/27/12	910	30,553
Limited Liability Company Unit Class A Preferred (B)	1,127 uts.	09/27/12	112,726	142,206
			1,286,580	1,375,086
Ideal Tridon Holdings, Inc.
A designer and manufacturer of clamps and couplings used in automotive and industrial end markets.
Common Stock (B)	93 shs.	10/27/11	92,854	187,527

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
13% Senior Subordinated Note due 11/04/2020	$1,067,920	11/10/14	1,047,582	1,082,329
Common Stock (B)	2,300 shs.	11/10/14	230,000	157,913
			1,277,582	1,240,242
Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	47 shs.	02/27/07	1,424	244,680

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

J A C Holding Enterprises, Inc.
A supplier of luggage racks and accessories to the original equipment manufacturers.
Preferred Stock A (B)	165 shs.	12/20/10	$165,000	$202,522
Preferred Stock B (B)	0.06 shs.	12/20/10	—	74
Common Stock	33 shs.	12/20/10	1,667	—
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	12 shs.	12/20/10	105,643	57,920
			272,310	260,516
Janus Group Holdings LLC
A manufacturer of roll-up doors and hallway systems that are primarily used in self-storage facilities.
13.5% Senior Subordinated Note due 06/10/2019	$1,342,391	12/11/13	1,320,212	1,369,239
Limited Liability Company Unit Class A (B)	283 uts.	12/11/13	139,258	473,448
			1,459,470	1,842,687
JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
14.25% Senior Subordinated Note due 12/05/2019	$1,087,841	12/05/12	1,071,893	1,030,740
Limited Liability Company Unit (B)	311,710 uts.	12/05/12	224,937	72,633
			1,296,830	1,103,373
K & N Parent, Inc.
A manufacturer and supplier of automotive aftermarket performance air filters and intake systems.
Preferred Stock Series A	102 shs.	12/23/11	—	—
Preferred Stock Series B	29 shs.	12/23/11	—	—
Common Stock	163 shs.	*	6,522	159,147
* 12/23/11 and 06/30/14.			6,522	159,147

K N B Holdings Corporation
A designer, manufacturer and marketer of products for the custom framing market.
Common Stock (B)	71,053 shs.	05/24/06	71,053	57,403
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	43,600 shs.	05/25/06	37,871	35,224
			108,924	92,627
K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Convertible Preferred Stock Series C (B)	29 shs.	06/30/09	29,348	98,987
Convertible Preferred Stock Series D (B)	13 shs.	09/17/09	12,958	42,120
Common Stock (B)	235 shs.	07/15/08	234,783	205,326
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	51 shs.	07/16/08	50,836	44,462
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	67 shs.	09/17/09	—	58,945
			327,925	449,840

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

M V I Holding, Inc.
A manufacturer of large precision machined metal components used in equipment which services a variety of industries, including the oil and gas, mining, and defense markets.
Common Stock (B)	32 shs.	09/12/08	$32,143	$—
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	35 shs.	09/12/08	34,714	—
			66,857	—
Mail Communications Group, Inc.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
Limited Liability Company Unit	12,764 uts.	*	166,481	272,034
Warrant, exercisable until 2017, to purchase
common stock at $.01 per share (B)	1,787 shs.	05/04/07	22,781	38,087
* 05/04/07 and 01/02/08.			189,262	310,121

Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.5% Senior Subordinated Note due 01/15/2018	$419,971	01/15/10	393,820	419,971
15% Senior Subordinated Note due 01/15/2018	$114,537	10/05/10	113,455	114,537
Common Stock (B)	35 shs.	10/05/10	35,400	41,474
Common Stock Class B (B)	118 shs.	01/15/10	117,647	137,836
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	104 shs.	10/05/10	94,579	121,985
			754,901	835,803
MedSystems Holdings LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
Preferred Unit (B)	66 uts.	08/29/08	46,152	87,236
Common Unit Class A (B)	671 uts.	08/29/08	671	102,806
Common Unit Class B (B)	263 uts.	08/29/08	63,564	40,330
			110,387	230,372
Merex Holding Corporation
A provider of after-market spare parts and components, as well as Maintenance, Repair and Overhaul services for “out of production” or “legacy” aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

14% Senior Subordinated Note due 10/30/2019	$454,295	09/22/11	448,780	444,420
Limited Liability Company Unit Series A	228 uts.	05/07/14	14,760	12,073
Limited Liability Company Unit Series B (B)	155,945 uts.	09/22/11	155,945	165,648
			619,485	622,141
MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% Senior Subordinated Note due 09/30/2021	$1,087,462	09/30/14	1,066,839	1,102,664
Common Stock Class B (B)	219,545 shs.	09/30/14	219,545	208,568
			1,286,384	1,311,232

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MicroGroup, Inc.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
7% Senior Subordinated Note due 06/30/2015 (D)	$902,727	*	$865,676	$816
Preferred Stock Series A (B)	519 shs.	10/10/12	498,734	—
Common Stock (B)	238 shs.	*	238,000	—
Common Stock Series B (B)	597 shs.	10/10/12	6	—
Warrant, exercisable until 2015, to purchase
common stock at $.02 per share (B)	87 shs.	*	86,281	—
* 08/12/05 and 09/11/06.			1,688,697	816

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% Senior Subordinated Note due 11/02/2019	$1,264,828	11/02/12	1,246,530	1,227,058
Common Stock (B)	45 shs.	11/02/12	44,643	13,198
			1,291,173	1,240,256
Money Mailer
A leading provider of hyperlocal shared direct mail advertising as well as interactive and online advertising solutions through its nationwide production and distribution network.
Preferred Stock	1,332,865 shs.	12/10/14	1,312,872	1,332,865

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% Senior Subordinated Note due 08/15/2020	$978,576	11/30/10	968,944	978,576
Limited Liability Company Unit Class B-1 (B)	75,000 uts.	11/30/10	—	79,711
Limited Liability Company Unit Class B-2 (B)	6,801 uts.	11/30/10	—	7,228
			968,944	1,065,515
NABCO, Inc.
A producer of explosive containment vessels in the United States.
Common Stock (B)	429 shs.	12/20/12	306,091	211,706

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 06/10/2020	$810,000	02/02/07	$809,080	$810,000
Limited Partnership Interest of
Saw Mill PCG Partners LLC (B)	1.38% int.	02/01/07	588,077	—
Limited Liability Company Unit Class D of
Saw Mill PCG Partners LLC (B)	9 uts.	*	8,873	—
Limited Liability Company Unit Class D-1 of
Saw Mill PCG Partners LLC (B)	121 uts.	09/30/09	121,160	230,429
Limited Liability Company Unit Class D-2 of
Saw Mill PCG Partners LLC (B)	68 uts.	04/29/11	34,547	155,551
Limited Liability Company Unit Class D-3 of
Saw Mill PCG Partners LLC (B)	104 uts.	12/10/14	103,904	109,926
* 12/18/08 and 09/30/09.			1,665,641	1,305,906

Northwest Mailing Services, Inc.
A producer of promotional materials for companies that use direct mail as part of their customer retention and loyalty programs.
Limited Partnership Interest (B)	1,740 uts.	*	174,006	127,471
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	2,605 shs.	*	260,479	190,818
* 07/09/09 and 08/09/10.			434,485	318,289

O E C Holding Corporation
A provider of elevator maintenance, repair and modernization services.
13% Senior Subordinated Note due 08/23/2018	$444,445	06/04/10	425,307	444,445
Preferred Stock Series A (B)	554 shs.	06/04/10	55,354	68,453
Preferred Stock Series B (B)	311 shs.	06/04/10	31,125	—
Common Stock (B)	344 shs.	06/04/10	344	—
			512,130	512,898
Pearlman Enterprises, Inc.
A developer and distributor of tools, equipment and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)	1,236 shs.	05/22/09	59,034	1,547,014
Preferred Stock Series B (B)	7,059 shs.	05/22/09	290,050	50,527
Common Stock (B)	21,462 shs.	05/22/09	993,816	—
			1,342,900	1,597,541
Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	156,250 uts.	11/29/12	156,250	187,390

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13% Senior Subordinated Note due 01/31/2020	$1,043,599	07/31/14	$1,024,662	$1,054,416
Limited Liability Company Unit	148,096 uts.	07/31/14	148,096	197,530
			1,172,758	1,251,946
PPC Event Services
A special event equipment rental business.
14% Senior Subordinated Note due 05/20/2020	$1,126,856	11/20/14	1,105,323	1,143,332
Limited Liability Company Unit (B)	3,450 uts.	11/20/14	172,500	169,565
			1,277,823	1,312,897
R A J Manufacturing Holdings LLC
A designer and manufacturer of women’s swimwear sold under a variety of licensed brand names.
8% Senior Subordinated Note due 01/02/2017 (D)	$49,908	01/02/14	217,411	49,908
Limited Liability Company Unit (B)	1,497 uts.	12/15/06	149,723	—
Limited Liability Company Unit Class B Common (B)	6 uts.	01/02/14	219,593	—
limited liability company unit series B-1 preferred (B)	9 uts.	01/02/14	374,307	374,308
Warrant, exercisable until 2017, to purchase
common stock at $.01 per share (B)	2 shs.	12/15/06	69,609	—
			1,030,643	424,216
REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
Limited Liability Company Unit Class A (B)	13,548 uts.	*	135,477	179,387
*10/21/11 and 08/03/12.

Safety Infrastructure Solutions
A provider of trench safety equipment to a diverse customer base across multiple end markets in Texas and the Southwestern United States.
Preferred Stock (B)	2,098 shs.	03/30/12	83,920	107,781
Common Stock (B)	983 shs.	03/30/12	9,830	74,042
			93,750	181,823
Signature Systems Holding Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
Common Stock (B)	76 shs.	03/15/13	75,509	200,510
Warrant, exercisable until 2023, to purchase
common stock A at $.01 per share (B)	31 shs.	03/15/13	28,316	81,920
			103,825	282,430

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	328 uts.	*	$261,262	$345,865
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	83 shs.	*	67,467	87,608
* 08/31/07 and 03/06/08.			328,729	433,473

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% Senior Subordinated Note due 10/18/2019	$749,830	10/18/13	737,746	705,688
Common Stock (B)	841 shs.	10/18/13	84,100	27,572
			821,846	733,260
Spartan Foods Holding Company
A manufacturer of branded pizza crusts and pancakes.
12.25% Senior Subordinated Note due 03/01/2019	$605,299	12/15/09	556,139	605,299
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	136 shs.	12/15/09	120,234	109,082
			676,373	714,381
Strahman Holdings Inc
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
14% Senior Subordinated Note due 06/13/2019	$1,059,783	12/13/13	1,041,110	1,059,119
Preferred Stock Series A (B)	158,967 shs.	12/13/13	158,967	194,761
			1,200,077	1,253,880
Sundance Investco LLC
A provider of post-production services to producers of movies and television shows.
Limited Liability Company Unit Class A (B)	3,405 uts.	03/31/10	—	—

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
14% Senior Subordinated Note due 12/14/2017	$1,049,142	12/14/10	1,020,077	1,057,110
14% Senior Subordinated PIK Note due 12/14/2017	$102,810	08/17/12	100,684	102,810
Common Stock (B)	38 shs.	12/14/10	38,168	36,095
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	37 shs.	12/14/10	37,249	35,225
			1,196,178	1,231,240

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Synteract Holdings Corporation
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
14% Senior Subordinated Note due 02/26/2019	$2,174,616	09/02/08	$2,122,784	$2,174,615
Preferred Stock Series D (B)	257 shs.	02/27/13	25,678	—
Redeemable Preferred Stock Series A (B)	678 shs.	10/03/08	6,630	—
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	6,778 shs.	09/02/08	59,661	—
			2,214,753	2,174,615
Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
3% Senior Subordinated Note due 12/31/2018 (D)	$1,062,258	12/05/13	—	1,009,145
15% Senior Subordinated Note due 12/05/2020 (D)	$46,798	12/05/13	219,203	14,039
Warrant, exercisable until 2023, to purchase
common stock at $.01 per share (B)	28,079 shs.	12/05/13	—	—
			219,203	1,023,184
Transpac Holding Company
A designer, importer, and wholesaler of home décor and seasonal gift products.
8% Senior Subordinated Note due 10/31/2015 (D)	$938,651	10/31/07	909,276	—
Common Stock (B)	110 shs.	10/31/07	110,430	—
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	50 shs.	10/31/07	46,380	—
			1,066,086	—
Tranzonic Holdings LLC
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
14% Senior Subordinated Note due 07/05/2019	$1,529,337	07/05/13	1,505,948	1,544,630
Limited Liability Company Unit Class A (B)	147,727 shs.	07/05/13	147,727	178,241
			1,653,675	1,722,871
Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% Senior Subordinated Note due 07/31/2020	$1,113,822	01/23/15	1,091,583	1,111,678

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Truck Bodies & Equipment International
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flat-bed bodies, landscape bodies and other accessories.
Preferred Stock Series B (B)	128 shs.	10/20/08	$127,677	$504,735
Common Stock (B)	393 shs.	*	423,985	121,176
Warrant, exercisable until 2017, to purchase
common stock at $.02 per share (B)	81 shs.	*	84,650	25,025
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	558 shs.	10/20/08	—	172,099
* 07/19/05 and 12/22/05.			636,312	823,035

TruStile Doors, Inc.
A manufacturer and distributor of interior doors.
Limited Liability Company Unit (B)	5,888 uts.	02/28/11	78,125	373,764

Vitex Packaging Group, Inc.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
Class B Unit (B)	406,525 uts.	10/29/09	184,266	—
Class C Unit (B)	450,000 uts.	10/29/09	413,244	331,785
Limited Liability Company Unit Class A (B)	383,011 uts.	*	229,353	—
Limited Liability Company Unit Class B (B)	96,848 uts.	07/19/04	96,848	—
* 07/19/04 and 10/29/09.			923,711	331,785

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts.
13% Senior Subordinated Note due 03/31/2021	$504,354	03/31/14	495,534	519,485
Common Stock (B)	3,632 shs.	03/31/14	363,158	410,884
			858,692	930,369
Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
8% Senior Subordinated Note due 09/30/2017 (D)	$1,680,931	11/30/06	867,531	—
Common Stock (B)	101 shs.	11/30/06	101,250	—
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	51 shs.	11/30/06	45,790	—
			1,014,571	—
Wheaton Holding Corporation
A distributor and manufacturer of laboratory supply products and packaging.
Preferred Stock Series B (B)	703 shs.	06/08/10	70,308	109,020
Common Stock (B)	353 shs.	06/08/10	353	83,647
			70,661	192,667

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Whitcraft Holdings, Inc.
A leading independent manufacturer of precision formed, machined, and fabricated flight-critical aerospace components.
12% Senior Subordinated Note due 12/16/2018	$794,521	12/16/10	$755,974	$794,521
Common Stock (B)	205 shs.	12/16/10	205,480	105,697
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	55 shs.	12/16/10	49,334	28,405
			1,010,788	928,623
WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% Senior Subordinated Note due 06/12/2020	$925,425	11/03/11	914,563	930,115
Common Stock	1,500 shs.	11/03/11	150,000	167,490
			1,064,563	1,097,605
York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
12.5% Senior Subordinated Note due 03/04/2021	$1,543,170	03/04/15	1,512,606	1,552,800
Common Stock (B)	1,835 shs.	03/04/15	183,500	174,325
			1,696,106	1,727,125

Total Private Placement Investments (E)			$87,663,033	$88,118,442

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Due Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 15.85%:

Bonds - 15.85%
Acadia Healthcare Company Inc.	5.625%	02/15/23	$317,000	$317,000	$322,548
Alliant Techsystems Inc.	5.250	10/01/21	500,000	500,000	507,500
Amsted Industries	5.375	09/15/24	240,000	240,000	240,000
ArcelorMittal	6.125	06/01/18	500,000	508,867	537,250
Audatex North America, Inc.	6.125	11/01/23	210,000	219,142	222,075
Belden Inc.	5.250	07/15/24	210,000	210,000	211,575
California Resources Corporation	6.000	11/15/24	480,000	480,000	421,200
CITGO Petroleum Corporation	6.250	08/15/22	425,000	425,000	412,250
Consolidated Energy Finance S.A.	6.750	10/15/19	447,000	442,534	450,353
Cornerstone Chemical Company	9.375	03/15/18	375,000	381,637	388,125
CTP Transportation Products, LLC	8.250	12/15/19	310,000	310,000	319,300
Dean Foods	6.500	03/15/23	329,000	329,000	330,645
Endo Finance LLC	5.375	01/31/23	500,000	490,602	498,750
Family Tree Escrow, LLC	5.750	03/01/23	156,000	156,000	164,190
First Data Corporation	7.375	06/15/19	250,000	250,000	261,250
Forest Laboratories, Inc.	5.000	12/15/21	370,000	370,000	411,423
Forest Laboratories, Inc.	4.875	02/15/21	500,000	500,000	551,227
Harron Communications, L.P.	9.125	04/01/20	250,000	271,457	273,750
HD Supply, Inc.	5.250	12/15/21	127,000	127,000	130,810
Hilcorp Energy Company	5.000	12/01/24	335,000	335,000	314,900
H.J. Heinz Company	4.875	02/15/25	500,000	500,000	541,875
Huntington Ingalls Industries	5.000	12/15/21	500,000	500,000	521,250
International Wire Group	8.500	10/15/17	500,000	523,083	517,500
J.B. Poindexter Co., Inc.	9.000	04/01/22	500,000	500,000	542,500
JBS USA Holdings, Inc.	7.750	10/28/20	375,000	392,572	396,563
Jupiter Resources Inc.	8.500	10/01/22	500,000	475,531	410,000
Kenan Advantage Group, Inc.	8.375	12/15/18	500,000	515,303	520,000
Kindred Escrow Corp. II	8.750	01/15/23	500,000	500,000	547,500
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	663,000	681,962	677,917
Mallinckrodt PLC	5.750	08/01/22	500,000	500,000	516,250
MEG Energy Corporation	6.375	01/30/23	500,000	500,000	460,000
MEG Energy Corporation	7.000	03/31/24	500,000	500,000	471,250
Micron Technology, Inc.	5.250	08/01/23	494,000	494,000	502,645
Moog Inc.	5.250	12/01/22	246,000	246,000	253,380
Netflix, Inc.	5.500	02/15/22	299,000	299,000	305,728
Nielsen Finance LLC	5.000	04/15/22	271,000	273,009	272,694

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Due Date	Shares or Principal Amount	Cost	Market Value

Numericable Group SA	4.875%	05/15/19	$240,000	$240,000	$238,800
NXP BV/NXP Funding LLC	3.750	06/01/18	750,000	750,000	765,000
OpenText Corporation	5.625	01/15/23	382,000	382,000	396,325
Paperworks Industries, Inc.	9.500	08/15/19	500,000	510,642	512,500
Paragon Offshore plc.	6.750	07/15/22	500,000	161,455	165,000
Penske Corporation	4.875	07/11/22	500,000	498,309	540,927
Prestige Brands Holdings, Inc.	5.375	12/15/21	650,000	650,000	658,125
Safway Group Holding LLC/Finance Corporation	7.000	05/15/18	250,000	250,000	247,500
Sirius XM Radio Inc.	5.875	10/01/20	445,000	445,000	463,913
Sunoco LP	6.375	04/01/23	500,000	500,000	515,000
Topaz Marine S.A.	8.625	11/01/18	500,000	500,000	440,020
Townsquare Radio, LLC	9.000	04/01/19	500,000	534,888	532,930
Unitymedia KabelBW GmbH	6.125	01/15/25	500,000	500,000	528,750
Univision Communications	5.125	05/15/23	160,000	160,000	162,400
UPCB Finance IV Limited	5.375	01/15/25	208,000	208,000	208,000
Valeant Pharmaceuticals International	7.000	10/01/20	250,000	250,609	260,938
VRX Escrow Corp.	6.125	04/15/25	382,000	382,000	395,370
Welltec A/S	8.000	02/01/19	375,000	370,180	352,500
West Corporation	5.375	07/15/22	500,000	490,682	488,750
XPO Logistics, Inc.	7.875	09/01/19	451,000	464,200	477,495
Total Bonds				22,511,664	22,776,416

Convertible Preferred Stock - 0.00%
ETEX Corporation (B)			194	—	—
Total Convertible Preferred Stock				—	—

Preferred Stock - 0.00%
TherOX, Inc. (B)			26	—	—
Total Preferred Stock				—	—

Common Stock - 0.00%
Touchstone Health Partnership (B)			292	—	—
Total Common Stock				—	—

Total Rule 144A Securities				22,511,664	22,776,416

Total Corporate Restricted Securities				$110,174,697	$110,894,858

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Public Securities -28.05%: (A)	Interest Rate	Due Date	Principal Amount	Cost	Market Value

Bank Loans - 0.12%
Aquilex Holdings LLC	5.000%	12/31/20	169,262	168,911	167,147
Total Bank Loans				$168,911	$167,147

Bonds - 27.93%
AAAR Corporation	7.250%	01/15/22	$1,000,000	$1,051,056	$1,135,000
Access Midstream Partners, L.P.	4.875	03/15/24	500,000	500,000	502,500
Accuride Corp	9.500	08/01/18	500,000	488,187	521,250
ADT Corporation	6.250	10/15/21	500,000	516,198	532,500
Alcoa, Inc.	6.150	08/15/20	600,000	622,165	676,986
Ally Financial, Inc.	5.500	02/15/17	750,000	757,286	780,000
Alta Mesa Financial Services	9.625	10/15/18	383,000	372,324	291,080
American Axle & Manufacturing, Inc.	5.125	02/15/19	120,000	120,000	123,600
Anglogold Holdings PLC	5.375	04/15/20	600,000	603,846	593,456
Anixter, Inc.	5.125	10/01/21	165,000	165,000	169,538
Antero Resources Corporation	5.375	11/01/21	395,000	395,000	383,150
Avis Budget Car Rental	9.750	03/15/20	375,000	375,000	408,525
B&G Foods, Inc.	4.625	06/01/21	440,000	440,000	439,450
Bank of America Corporation	4.000	04/01/24	500,000	498,281	531,858
Bonanza Creek Energy, Inc.	5.750	02/01/23	500,000	500,000	460,000
Brunswick Corporation	7.125	08/01/27	500,000	504,443	535,000
Calpine Corporation	5.750	01/15/25	340,000	340,000	342,550
Calumet Specialty Products Partners L.P.	7.625	01/15/22	500,000	501,345	505,000
CCO Holdings Capital Corporation	5.250	09/30/22	500,000	496,013	511,250
CCO Holdings Capital Corporation	5.750	01/15/24	500,000	484,067	519,375
CHC Helicopter SA	9.250	10/15/20	900,000	848,382	760,500
Chrysler Group, LLC	8.000	06/15/19	210,000	224,057	220,238
Chrysler Group, LLC	8.250	06/15/21	210,000	229,236	232,913
Cimarex Energy Co.	5.875	05/01/22	500,000	533,141	532,500
CIT Group, Inc.	5.000	08/15/22	500,000	500,000	513,125
CIT Group, Inc.	3.875	02/19/19	500,000	500,000	495,000
Clearwater Paper Corporation	4.500	02/01/23	500,000	495,837	492,500
Commercial Metals Company	4.875	05/15/23	750,000	751,337	708,750
Continental Resources, Inc.	5.000	09/15/22	500,000	509,282	493,125
CVR Refining LLC	6.500	11/01/22	350,000	339,343	350,000
Dana Holding Corporation	5.500	12/15/24	265,000	265,000	272,950
DaVita, Inc.	5.750	08/15/22	500,000	500,000	531,250
D.R. Horton, Inc.	4.000	02/15/20	500,000	500,000	507,000
Duke Realty Limited Partnership	3.875	10/15/22	500,000	504,724	522,449

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Corporate Public Securities: (A) (Continued)	Interest Rate	Due Date	Principal Amount	Cost	Market Value

Forum Energy Technologies	6.250%	10/01/21	$160,000	$160,000	$150,000
Frontier Communications Corporation	6.875	01/15/25	500,000	491,148	495,000
General Electric Capital Corporation	5.500	01/08/20	500,000	498,913	578,951
HCA Holdings, Inc.	3.750	03/15/19	500,000	500,000	506,720
Headwaters, Inc.	7.625	04/01/19	305,000	305,093	317,719
HealthSouth Corporation	7.750	09/15/22	365,000	365,678	385,531
Hertz Corporation	6.750	04/15/19	220,000	217,886	227,150
Hilton Worldwide Holdings, Inc.	5.625	10/15/21	750,000	750,000	789,375
Hornbeck Offshore Services, Inc.	5.000	03/01/21	500,000	500,000	397,500
Icahn Enterprises L.P.	4.875	03/15/19	475,000	475,000	483,906
Icahn Enterprises L.P.	6.000	08/01/20	600,000	610,104	623,280
International Game Technology	7.500	06/15/19	500,000	499,855	533,428
Jabil Circuit, Inc.	4.700	09/15/22	500,000	499,975	517,500
Johnson Controls, Inc.	5.500	01/15/16	500,000	484,963	518,250
Kraft Foods, Inc.	5.375	02/10/20	500,000	509,566	572,942
Laboratory Corporation of America Holdings	3.600	02/01/25	500,000	499,229	502,041
Lamar Media Corp.	5.375	01/15/24	160,000	160,000	166,800
Lazard Group LLC	4.250	11/14/20	500,000	498,641	534,364
Lear Corporation	4.750	01/15/23	375,000	368,732	376,875
Lennar Corporation	4.500	11/15/19	250,000	250,602	256,875
Lennar Corporation	4.750	11/15/22	375,000	370,137	381,563
Lifepoint Hospitals, Inc.	5.500	12/01/21	350,000	359,437	366,625
MarkWest Energy Partners, L.P.	4.875	12/01/24	500,000	500,000	511,200
Masco Corporation	7.125	03/15/20	350,000	349,999	410,375
MasTec, Inc.	4.875	03/15/23	500,000	490,960	467,500
Meritor, Inc.	6.750	06/15/21	1,000,000	1,000,000	1,035,000
Morgan Stanley	5.500	01/26/20	500,000	498,507	568,246
NBC Universal Media LLC	5.150	04/30/20	500,000	499,573	573,847
NRG Energy, Inc.	6.250	07/15/22	500,000	500,000	513,750
Omnova Solutions, Inc.	7.875	11/01/18	600,000	607,420	609,000
Perry Ellis International, Inc.	7.875	04/01/19	375,000	372,514	387,188
Precision Drilling Corporation	6.625	11/15/20	250,000	255,685	235,625
Qwest Diagnostic, Inc.	4.750	01/30/20	500,000	499,273	548,039
Regency Energy Partners LP	5.875	03/01/22	425,000	418,768	461,125
Rosetta Resources Inc.	5.875	06/01/22	500,000	500,000	471,250
R.R. Donnelley & Sons Company	6.000	04/01/24	500,000	500,000	516,250
Sprint Corporation	7.125	06/15/24	155,000	155,000	151,125
Sprint Nextel Corporation	6.000	12/01/16	500,000	505,205	522,000
Steelcase, Inc.	6.375	02/15/21	500,000	505,756	573,593

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

	Interest	Due	Principal		Market
Corporate Public Securities (A) (Continued)	Rate	Date	Amount	Cost	Value

Stone Energy Corporation	7.500%	11/15/22	$500,000	$513,296	$452,500
Suburban Propane Partners, L.P.	5.750	03/01/25	500,000	500,000	510,000
Tech Data Corporation	3.750	09/21/17	500,000	503,855	515,193
Time Warner Cable, Inc.	5.000	02/01/20	500,000	494,394	557,979
T-Mobile USA Inc.	6.464	04/28/19	340,000	343,457	350,625
T-Mobile USA Inc.	6.731	04/28/22	210,000	207,359	221,025
Tronox Finance LLC	6.375	08/15/20	375,000	367,724	366,563
Tyson Foods, Inc.	4.500	06/15/22	500,000	512,838	551,651
Weatherford International	4.500	04/15/22	500,000	516,701	456,994
William Lyon Homes	7.000	08/15/22	500,000	500,000	515,625
WPX Energy, Inc.	5.250	09/15/24	425,000	425,000	373,788
Xerium Technologies, Inc.	8.875	06/15/18	416,000	431,048	429,520
Total Bonds				$39,279,841	$40,133,339

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

					Market
Corporate Public Securities (A) (Continued)			Shares	Cost	Value

Common Stock - 0.00%
Nortek, Inc. (B)			100	$1	$8,825
Total Common Stock				1	8,825

Total Corporate Public Securities				$39,448,753	$40,309,311

	Interest	Due	Principal		Market
Short-Term Securities:	Rate/Yield^	Date	Amount	Cost	Value

Commercial Paper - 1.39%

Pentair Finance	0.590%	4/6/15	$2,000,000	$1,999,839	$1,999,839
Total Short-Term Securities				$1,999,839	$1,999,839

Total Investments	106.61%			$151,623,289	$153,204,008

Other Assets	5.31				7,623,839
Liabilities	(11.92)				(17,123,519)
Total Net Assets	100.00%				$143,704,328

(A)	In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid security. As of March 31, 2015, the values of these securities amounted to $88,118,442 or 61.32% of net assets.
^	Effective yield at purchase
PIK -	Payment-in-kind

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification:	Market Value		Market Value

AEROSPACE - 2.40%		Spartan Foods Holding Company	$714,381
AAR Corporation	$1,135,000	Tyson Foods, Inc.	551,651
Alliant Techsystems Inc.	507,500		10,067,144
Merex Holding Corporation	622,141	BROADCASTING & ENTERTAINMENT - 2.74%
Moog Inc.	253,380	HOP Entertainment LLC	—
Whitcraft Holdings, Inc.	928,623	Lamar Media Corporation	166,800
	3,446,644	Money Mailer	1,332,865
AUTOMOBILE - 7.05%		NBC Universal Media LLC	573,847
Accuride Corp	521,250	Numericable Group SA	238,800
American Axle & Manufacturing, Inc.	123,600	Time Warner Cable, Inc.	557,979
Avis Budget Car Rental	408,525	Sundance Investco LLC	—
CG Holdings Manufacturing Company	1,719,160	Townsquare Radio, LLC	532,930
Chrysler Group, LLC	453,151	Unitymedia KabelBW GmbH	528,750
Dana Holding Corporation	272,950		3,931,971
DPL Holding Corporation	1,810,780	BUILDINGS & REAL ESTATE - 3.42%
Grakon Parent	1,747,857	ACP Cascade Holdings LLC	—
Ideal Tridon Holdings, Inc.	187,527	D.R. Horton, Inc.	507,000
J A C Holding Enterprises, Inc.	260,516	Duke Realty Limited Partnership	522,449
Johnson Controls, Inc.	518,250	Lennar Corporation	638,438
K & N Parent, Inc.	159,147	Masco Corporation	410,375
Lear Corporation	376,875	MasTec, Inc.	467,500
Meritor, Inc.	1,035,000	Safway Group Holding LLC/Finance Corporation	247,500
Penske Corporation	540,927	Sunrise Windows Holding Company	1,231,240
	10,135,515	TruStile Doors, Inc.	373,764
BEVERAGE, DRUG & FOOD - 7.00%		William Lyon Homes	515,625
1492 Acquisition LLC	755,536		4,913,891
B&G Foods, Inc.	439,450	CHEMICAL, PLASTICS & RUBBER - 3.02%
Dean Foods	330,645	Compass Chemical International LLC	1,724,430
Eatem Holding Company	312,566	Cornerstone Chemical Company	388,125
H.J. Heinz Company	541,875	Omnova Solutions, Inc.	609,000
JBS USA Holdings, Inc.	396,563	Polytex Holdings LLC	1,251,946
F F C Holding Corporation	214,932	Tronox Finance LLC	366,563
Gennx Novel Holding, Inc.	1,692,858		4,340,064
Golden County Foods Holding, Inc.	—	CONSUMER PRODUCTS - 12.33%
Hospitality Mints Holding Company	1,200,130	AMS Holding LLC	344,334
Impact Confections	1,240,242	Animal Supply Company	1,698,894
JMH Investors LLC	1,103,373	Bravo Sports Holding Corporation	1,207,902
Kraft Foods, Inc.	572,942	Clearwater Paper Corporation	492,500
		Custom Engineered Wheels, Inc.	312,240

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

gloProfessional Holdings, Inc.	$1,351,045	Hi-Rel Group LLC	$916,157
GTI Holding Company	856,725	Janus Group Holdings LLC	1,842,687
Handi Quilter Holding Company	1,752,212	J.B. Poindexter Co., Inc.	542,500
HHI Group, LLC	1,643,123	K P I Holdings, Inc.	449,840
K N B Holdings Corporation	92,627	Nortek, Inc.	8,825
Manhattan Beachwear Holding Company	835,803	O E C Holding Corporation	512,898
Micron Technology, Inc.	502,645	Strahman Holdings Inc	1,253,880
NXP BV/NXP Funding LLC	765,000	Truck Bodies & Equipment International	823,035
Perry Ellis International, Inc.	387,188		12,100,191
Prestige Brands Holdings, Inc.	—	DIVERSIFIED/CONGLOMERATE,
R A J Manufacturing Holdings LLC	424,216	SERVICE - 9.98%
R.R. Donnelley & Sons Company	516,250	ADT Corporation	532,500
Tranzonic Holdings LLC	1,722,871	AFC - Dell Holding Corporation	1,287,660
Xerium Technologies, Inc.	429,520	A S C Group, Inc.	1,518,156
York Wall Holding Company	1,727,125	A W X Holdings Corporation	210,000
	17,062,220	Advanced Technologies Holdings	547,166
CONTAINERS, PACKAGING & GLASS - 1.10%		Anglogold Holdings PLC	593,456
Paperworks Industries, Inc.	512,500	Bank of America Corporation	531,858
SMB Machinery Holdings, Inc.	733,260	Church Services Holding Company	550,146
Vitex Packaging Group, Inc.	331,785	Clough, Harbour and Associates	386,035
	1,577,545	Crane Rental Corporation	896,217
DISTRIBUTION - 3.49%		EPM Holding Company	688,643
ARI Holding Corporation	2,224,601	Hilton Worldwide Holdings, Inc.	789,375
Blue Wave Products, Inc.	792,670	HVAC Holdings, Inc.	1,375,086
BP SCI LLC	481,529	Insurance Claims Management, Inc.	244,680
HD Supply, Inc.	130,810	Mail Communications Group, Inc.	310,121
Signature Systems Holding Company	282,430	Northwest Mailing Services, Inc.	318,289
WP Supply Holding Corporation	1,097,605	Pearlman Enterprises, Inc.	1,597,541
	5,009,645	PPC Event Services	1,312,897
DIVERSIFIED/CONGLOMERATE,		Safety Infrastructure Solutions	181,823
MANUFACTURING - 8.42%		Sirius XM Radio Inc.	463,913
Advanced Manufacturing Enterprises LLC	1,346,944		14,335,562
Amsted Industries	240,000	ELECTRONICS - 1.97%
Arrow Tru-Line Holdings, Inc.	186,450	Anixter, Inc.	169,538
CTP Transportation Products, LLC	319,300	Belden Inc.	211,575
Dunn Paper	1,724,632	Connecticut Electric, Inc.	899,338
F G I Equity LLC	250,031	International Wire Group	517,500
G C Holdings	134,128	Jabil Circuit, Inc.	517,500
Hartland Controls Holding Corporation	1,548,884	Tech Data Corporation	515,193
			2,830,644

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

FINANCIAL SERVICES - 6.07%		HOME & OFFICE FURNISHINGS, HOUSEWARES, AND
Ally Financial, Inc.	$780,000	DURABLE CONSUMER PRODUCTS - 1.62%
Alta Mesa Financial Services	291,080	Airxcel Holdings	$1,755,588
CIT Group, Inc.	1,008,125	Steelcase, Inc.	573,593
Consolidated Energy Finance S.A.	450,353	Transpac Holding Company	—
General Electric Capital Corporation	578,951	Wellborn Forest Holding Company	—
Harron Communications, L.P.	273,750		2,329,181
Icahn Enterprises L.P.	1,107,186	LEISURE, AMUSEMENT,
Lazard Group LLC	534,364	ENTERTAINMENT - 1.86%
LBC Tank Terminals Holding Netherlands B.V.	677,917	Brunswick Corporation	535,000
Morgan Stanley	568,246	CTM Holding, Inc.	1,606,501
Nielsen Finance LLC	272,694	International Game Technology	533,428
Pentair Finance	1,999,839		2,674,929
REVSpring, Inc.	179,387	MACHINERY - 3.22%
	8,721,892	ABC Industries, Inc.	497,245
HEALTHCARE, EDUCATION &		Arch Global Precision LLC	1,059,013
CHILDCARE - 7.69%		E S P Holdco, Inc.	348,365
Acadia Healthcare Company Inc.	322,548	Motion Controls Holdings	1,065,515
American Hospice Management Holding LLC	1,319,546	M V I Holding, Inc.	—
CHG Alternative Education Holding Company	1,055,579	NetShape Technologies, Inc.	1,305,906
DaVita, Inc.	531,250	Welltec A/S	352,500
GD Dental Services LLC	118,403		4,628,544
ECG Consulting Group	1,378,927	MEDICAL DEVICES/BIOTECH - 0.52%
ERG Holding Company LLC	1,023,380	ETEX Corporation	—
HCA Holdings, Inc.	506,720	Mallinckrodt PLC	516,250
Healthcare Direct Holding Company	75,360	MedSystems Holdings LLC	230,372
HealthSouth Corporation	385,531	MicroGroup, Inc.	816
Kindred Escrow Corp. II	547,500	TherOX, Inc.	—
Laboratory Corporation of America Holdings	502,041		747,438
Lifepoint Hospitals, Inc.	366,625	MINING, STEEL, IRON & NON-PRECIOUS
Qwest Diagnostic, Inc.	548,039	METALS - 0.96%
Synteract Holdings Corporation	2,174,615	Alcoa, Inc.	676,986
Touchstone Health Partnership	—	Commercial Metals Company	708,750
Wheaton Holding Corporation	192,667		1,385,736
	11,048,731	NATURAL RESOURCES - 0.58%
		ArcelorMittal	537,250
		Headwaters, Inc.	317,719
			854,969

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
March 31, 2015
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

OIL & GAS - 8.33%		TECHNOLOGY - 1.13%
Access Midstream Partners, L.P.	$502,500	Audatex North America, Inc.	$222,075
Antero Resources Corporation	383,150	First Data Corporation	261,250
Avantech Testing Services LLC	772,416	Netflix, Inc.	305,728
Bonanza Creek Energy, Inc.	460,000	OpenText Corporation	396,325
California Resources Corporation	421,200	Smart Source Holdings LLC	433,473
Calumet Specialty Products Partners L.P.	505,000		1,618,851
Cimarex Energy Co.	532,500	TELECOMMUNICATIONS - 2.53%
CITGO Petroleum Corporation	412,250	CCO Holdings Capital Corporation	1,030,625
Continental Resources, Inc.	493,125	Frontier Communications Corporation	495,000
CVR Refining LLC	350,000	Sprint Corporation	151,125
Forum Energy Technologies	150,000	Sprint Nextel Corporation	522,000
Hilcorp Energy Company	314,900	T-Mobile USA Inc.	571,650
Hornbeck Offshore Services, Inc.	397,500	Univision Communications	162,400
Jupiter Resources Inc.	410,000	UPCB Finance IV Limited	208,000
MarkWest Energy Partners, L.P.	511,200	West Corporation	488,750
MEG Energy Corporation	931,250		3,629,550
Paragon Offshore plc.	165,000	TRANSPORTATION - 3.71%
Petroplex Inv Holdings LLC	187,390	CHC Helicopter SA	760,500
Precision Drilling Corporation	235,625	Hertz Corporation	227,150
Regency Energy Partners LP	461,125	Huntington Ingalls Industries	521,250
Rosetta Resources Inc.	471,250	Kenan Advantage Group, Inc.	520,000
Stone Energy Corporation	452,500	MNX Holding Company	1,240,256
Sunoco LP	515,000	NABCO, Inc.	211,706
Tristar Global Energy Solutions, Inc.	1,111,678	Topaz Marine S.A.	440,020
Weatherford International	456,994	VP Holding Company	930,369
WPX Energy, Inc.	373,788	XPO Logistics, Inc.	477,495
	11,977,341		5,328,746
PHARMACEUTICALS - 2.66%		UTILITIES - 0.60%
Clarion Brands Holding Corp.	1,699,178	Calpine Corporation	342,550
Endo Finance LLC	498,750	NRG Energy, Inc.	513,750
Forest Laboratories, Inc.	962,650		856,300
Valeant Pharmaceuticals International	260,938	WASTE MANAGEMENT / POLLUTION - 1.74%
VRX Escrow Corp.	395,370	Aquilex Holdings LLC	167,147
	3,816,886	MES Partners, Inc.	1,311,232
RETAIL STORES - 0.47%		Torrent Group Holdings, Inc.	1,023,184
Family Tree Escrow, LLC	164,190		2,501,563
Suburban Propane Partners, L.P.	510,000
	674,190	Total Investments - 106.61%	$153,204,008

See Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2015
(Unaudited)

1.   History
Babson Capital Participation Investors (the “Trust”) was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

The Trust is a diversified closed-end management investment company. Babson Capital Management LLC (“Babson Capital”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities), and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital. In addition, the Trust may invest in high quality, readily marketable securities.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“PI Subsidiary Trust”) for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.

those procedures to Babson Capital. Babson Capital has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees ensuring that those guidelines are being followed. Babson Capital considers all relevant factors that are reasonably available, through either public information or information available to Babson Capital, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In approving valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Babson Capital has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $88,118,442 (61.32% of net assets) as of March 31, 2015 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At March 31, 2015, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.  The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

2.   Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services - Investment Companies, for the purpose of financial reporting.

A.  Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value
The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and has delegated responsibility for applying

Babson Capital Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
March 31, 2015
(Unaudited)

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Babson Capital conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Babson Capital is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Babson Capital continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Babson Capital believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Significant increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in significant increases/(decreases) to the equity value. An increase/(decrease) to the discount would result in a (decrease)/increase to the equity value.

Short-Term Securities
Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of March 31, 2015.

Fair Values Hierarchy

Corporate Restricted Securities – Corporate Bonds
The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Significant increases/(decreases) in the discount rate would result in a significant (decrease)/increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple. A discount for lack of marketability is applied to the end result.
	Valuation	Unobservable		Weighted
	Technique	Inputs	Range	Average
Corporate	Discounted	Discount	8.0% to	12.6%
Bonds	Cash Flows	Rate	18.7%
Equity	Market	Valuation	4.6x to	7.6x
Securities	Approach	Multiple	13.0x
		Discount	0% to 24%	3.0%
		for lack of
		marketability
		EBITDA	$0.8 million	$17.4
			to $142.8 million	million

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
March 31, 2015
(Unaudited)

The following is a summary of the inputs used to value the Trust’s net assets as of March 31, 2015:

Assets	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	85,719,001	—	22,776,416	62,942,585
Common Stock - U.S.	7,563,098	—	—	7,563,098
Preferred Stock	7,011,678	—	—	7,011,678
Partnerships and LLCs	10,601,084	—	—	10,601,081
Public Securities
Bank Loans	167,147	—	167,147	—
Corporate Bonds	40,133,339	—	40,133,339	—
Common Stock - U.S.	8,825	8,825	—	—
Short-term Securities	1,999,839	—	1,999,839	—
Total	$153,204,008	$8,825	$65,076,741	$88,118,442

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

						Transfers
	Beginning					in and /	Ending
	balance at	Included				or out of	balance at
Assets	12/31/2014	in earnings	Purchases	Sales	Prepayments	Level 3	03/31/2015

Restricted Securities
Corporate Bonds	$59,265,205	$250,468	$7,135,017	$(488,617)	$(3,219,488)	$—	62,942,585
Common Stock - U.S.	8,548,845	534,262	182,936	(1,702,945)	—	—	7,563,098
Preferred Stock	6,123,833	955,615	(573)	(67,197)	—	—	7,011,678
Partnerships and LLCs	9,571,615	847,906	323,337	(141,777)	—	—	10,601,081
Public Securities
Common Stock	—	—	—	—	—	—	—

	$83,509,498	$2,588,251	$7,640,717	$(2,400,536)	$(73,219,488)	$—	88,118,442

There were no transfers into or out of Level 1 or Level 2 assets.

Income, Gains and Losses included in Net Increase in Net Assets resulting from operations for the year are presented in the following accounts on the Statement of Operation:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	$54,985	$—
Net Realized Gain on
Investments before Taxes	1,712,840	—
Net Change in Unrealized
Depreciation of
Investments Before Taxes	820,426	2,593,829

Babson Capital Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
March 31, 2015
(Unaudited)

B.  Accounting for Investments:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C.  Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D.  Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of March 31, 2015, the PI Subsidiary Trust has incurred income tax expense of $17,841.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of March 31, 2015, the PI Subsidiary Trust has a deferred tax liability of $584,505.

The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust’s financial position and results of operations for the three months ended March 31, 2015.

E.  Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

3.	Investment Advisory and Administrative Services Contract

A. Services:
Under an Investment Advisory and Administrative Services Contract (the “Contract”) with the Trust, Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:
For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust’s net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust’s net assets as of such day.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
March 31, 2015
(Unaudited)

4.	Senior Indebtedness

MassMutual holds the Trust’s $15,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the three months ended March 31, 2015, the Trust incurred total interest expense on the Note of $153,375.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5.	Purchases and Sales of Investments
	For the three months ended 03/31/2015
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$12,852,759	$1,749,875
Corporate public securities	7,316,052	3,110,767

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of March 31, 2015. The net unrealized appreciation of investments for financial reporting and Federal tax purposes as of March 31, 2015 is $1,580,719 and consists of $14,295,593 appreciation and $12,714,874 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax liability of $584,505 on net unrealized gains on the PI Subsidiary Trust.

Babson Capital Participation Investors

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JOINT PRIVACY NOTICE OF BABSON CAPITAL MANAGEMENT LLC, BABSON CAPITAL SECURITIES LLC, BABSON CAPITAL CORPORATE INVESTORS AND BABSON CAPITAL PARTICIPATION INVESTORS

When you use Babson Capital Management LLC (“Babson Capital”) as your investment adviser, invest in Babson Capital Corporate Investors or Babson Capital Participation  Investors (collectively, the “Funds”), or use Babson Capital Securities LLC, you entrust us not only with your hard-earned  assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

■	Applications or other forms, interviews, or by other means;

■	Consumer or other reporting agencies, government agencies, employers or others;

■	Your transactions with us, our affiliates, or others; and

■	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing  services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Babson Capital entities. These companies are required to protect this information and will use this information  only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies  may perform  such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted in the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Babson Capital, the Funds and Babson Capital Securities LLC. It applies to all Babson Capital and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Babson Capital. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Babson Capital.

Babson Capital Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or calling (800) 289-9999.

Babson Capital Participation Investors

Members of the Board of Trustees

William J. Barrett

Michael H. Brown*

Barbara M. Ginader

Edward P. Grace III

Robert E. Joyal

Clifford M. Noreen

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers
Clifford M. Noreen
Chairman

Michael L. Klofas
President

James M. Roy
Vice President & Chief
Financial Officer

Christopher A. DeFrancis
Vice President, Secretary &
Chief Legal Officer

Sean Feeley
Vice President

Richard E. Spencer, II
Vice President

Daniel J. Florence
Treasurer

Melissa M. LaGrant
Chief Compliance Officer

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Babson Capital Participation Investors (the “Trust”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by DST Systems, Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder  elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating  shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation  for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Agent for Babson Capital Participation Investors’ Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Babson Capital Participation Investors

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